UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2011

CHINDEX INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24624	13-3097642
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 EAST WEST HIGHWAY, SUITE 1100 BETHESDA, MARYLAND	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 215−7777

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2011, the Board of Directors (the “Board”) of Chindex International, Inc. (the “Company”) approved certain amendments to the Company’s Bylaws.  The amendments are summarized below:

•	The term “Chair” was adopted to replace “Chairperson” throughout.

•	Article IV, Section 6: The Board Chair was authorized to fill vacancies in and to appoint or change the membership of any committee.

The Amended and Restated Bylaws are effective as of September 21, 2011.  A copy of the Amended and Restated Bylaws is filed herewith as Exhibit 3.3 and is incorporated by reference herein in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
3.3	Amended and Restated Bylaws of Chindex International, Inc., effective September 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 23, 2011

CHINDEX INTERNATIONAL, INC.

By:	/s/ Robert C. Low
	Name:	Robert C. Low
	Title:	Vice President of Finance, Chief Accounting Officer and Corporate Controller

INDEX TO EXHIBITS

Exhibit	Description
3.3	Amended and Restated Bylaws of Chindex International, Inc., effective September 21, 2011